UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period :	December 1, 2015 — November 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Emerging Markets Income Fund

Annual report
11 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PEMWX

Putnam
Emerging Markets
Income Fund

Annual report
11 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	23

Federal tax information	48

About the Trustees	49

Officers	51

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund. You can lose money by investing in the fund. Emerging markets often do not provide legal remedies for bondholders comparable to those available to bondholders in the United States, and it may not be possible to dispose of bonds of distressed issuers.

Message from the Trustees

January 11, 2017

Dear Fellow Shareholder:

As investors around the world greet the new year, many might feel relieved at the prospect of moving beyond some of the more memorable financial market challenges of 2016. Last year’s dramatic political changes tested markets. Fortunately, in many cases market turbulence in the immediate aftermath of key events was followed by rebounds in performance and investor sentiment.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year, especially given the significant change in conditions for the bond market and the potential for inflation. As such, we believe investors should welcome 2017 with a focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended November 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Pursuing high current income in emerging-market debt

Putnam Emerging Markets Income Fund invests mainly in the bonds of emerging-market governments and companies. These may include both investment-grade and below-investment-grade securities that are denominated in U.S. dollars or in foreign currencies. The fund may also use derivatives — such as futures, options, warrants, and swap contracts — for hedging purposes and to gain exposure to certain markets, rates, or currencies.

Active management

Putnam's veteran fund managers have experience investing in emerging markets using fundamental research and top-down macroeconomic analysis.

D. William Kohli
Chief Investment Officer, Fixed Income
Industry since 1988
At Putnam since 1994

Paul D. Scanlon, CFA
Co-Head of Fixed Income
Industry since 1986
At Putnam since 1999

Michael J. Atkin
Portfolio Manager
Industry since 1988
At Putnam since 1997
(not pictured)

"We think the risks and opportunities inherent in emerging-market debt argue for a sophisticated and diversified approach to portfolio construction."

Diversification benefits

The most established form of emerging-market debt (EMD) investing — which targets hard-currency debt issued in developed markets — is just one area of potential opportunity. Another is local-currency debt, which is increasingly issued by governments and corporate entities as their local bond markets develop and grow. This growth has helped put EMD on the radar of many investors.

THE FUND'S INVESTMENT UNIVERSE

Hard-currency sovereign debt
The most established form of emerging-market debt
Corporate debt
Active management in both hard- and local-currency debt offers significant return opportunities
Putnam Emerging Markets Income Fund
Local-currency sovereign debt
A newer, growing area of the emerging-market debt universe

The fund was invested in the debt securities of 35 countries across Asia, Africa, Eastern Europe, and Latin America as of November 30, 2016.

2 Emerging Markets Income Fund

Emerging Markets Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, and is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/16. See above and pages 11–14 for additional fund performance information. Index descriptions can be found on page 16.

4 Emerging Markets Income Fund

Paul is Co-Head of Fixed Income at Putnam. He holds an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund is managed by Putnam Chief Investment Officer of Fixed Income D. William Kohli and Portfolio Manager Michael J. Atkin.

Paul, what was the environment like for emerging-market debt [EMD] investors for the 12-month reporting period ended November 30, 2016?

There were two episodes of market weakness in the context of an otherwise strong period for EMD. December 2015 started well but the market soon experienced a sharp selloff that continued through late January 2016. EMD was not the only asset class affected by this market decline, as the suggestion of more interest-rate hikes by the U.S. Federal Reserve, a slowdown in China’s growth, and weakness across the global commodity complex led investors to steer clear of most types of risky assets. However, the downturn gave way in early 2016 to a surprisingly strong and sustained rally, particularly for emerging-market assets.

The second episode of challenging performance for EMD occurred in the wake of the U.S. presidential election. As market participants sought to interpret the meaning of the election of Donald Trump, it became clear that the President-elect might be friendly to U.S. businesses but also that his domestic and foreign policies could have the effect of boosting interest rates and the U.S. dollar’s

Emerging Markets Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Emerging Markets Income Fund

relative strength. In the first two weeks following the election on November 8, emerging-market assets suffered from this election effect, as higher interest rates and dollar strength are generally headwinds for developing economies and markets. Moreover, EMD generally underperformed other asset types due to uncertainty regarding the policy trajectory for trade and immigration under President-elect Trump. In this respect, Mexico’s asset markets stood out as hyperbolic examples of the sensitivity of EMD to a variety of Trump’s more aggressive campaign promises.

How did the fund perform in this environment?

Despite periods of pressure, EMD performed well for the period overall, while the fund trailed its benchmark, the Putnam Emerging Markets Income Blended Index (Equal Weighted), by a modest amount. One area of weakness that partially accounts for this underperformance was in the portfolio’s emerging-market [EM] currency exposures, where our benchmark-relative underweight during a period of EM currency strength detracted from relative returns.

In terms of regional exposures, how did the fund’s Latin American exposures perform?

The fund’s positions in Latin American government debt generally performed well in absolute and relative terms during the reporting period. For a number of years, we have had a bias in the portfolio in favor of Latin American debt opportunities for a variety of reasons, including what we consider to be their attractive yield characteristics.

Throughout the period, we continued to have a large exposure to Argentine debt. Importantly, Argentina issued new debt during the period for the first time in 15 years, an event that was greeted with exuberance by global bond investors. While this development boosted Argentine debt performance through virtually the entire period — and to a greater degree than we expected — we reduced the fund’s Argentine debt exposure by period-end. Although the new Argentine government under President Mauricio Macri, who took office in December 2015, has acted fairly quickly to stabilize and revitalize the flagging economy, there have been some signs more recently that the government was falling short in progress toward its reform goals. This, in turn, somewhat dampened the recovery of Argentine debt from the post-U.S. election shock.

We also continued to hold a position in Venezuelan debt during the reporting period. Specifically, we allocated funds to short-term debt and some longer-term debt that has consistently traded at a steep discount to par, in our view, effectively pricing in an eventual sovereign default by the Venezuelan government. As background, the country has descended into economic crisis in the wake of the past two-plus years of weak oil prices. Oil accounts for the lion’s share of Venezuela’s wealth, but we estimate that with oil prices under $100 per barrel, commodity market weakness will continue to translate into economic pain on a national level. By the end of the period, we stopped reinvesting in short-term Venezuelan debt, as we believe that, eventually, a sovereign default will happen because of the government’s mismanagement of the economy and in light of our view that the risk/reward trade-off had become less attractive.

After the fund’s semiannual period-end [May 31, 2016], you spoke about the fund’s Russian debt exposure as a positive contributor to relative performance. Did this performance trend continue?

One of the fund’s biggest sovereign positions is in Russian debt, and it has continued to

Emerging Markets Income Fund 7

perform well. Of all the oil-exporting countries in the world, Russia fared among the best amid the dramatic decline in oil prices from roughly August 2014 through early 2016. The reasons for this include Russia’s — or, really, Russian president Vladimir Putin’s — ability to enact virtually any desired domestic economic policy measures to counterbalance the impact of weak oil prices, and the fact that Russia generally lacks fiscal costs that are linked to the U.S. dollar. Furthermore, Russia, unlike many other energy exporters, has done an effective job at not allowing its domestic costs (for both oil production and government spending) to rise when the exchange rate weakens. In our view, this has allowed the exchange rate to take a lot of the economic strain, helping to shield Russia from the worst effects of the oil price decline.

Another key factor supporting the performance of Russian debt is technical in nature. Because of U.S. and European sanctions against Russia, many would-be buyers of Russian debt are effectively barred by regulators from purchasing any new Russian debt issues. In other words, the political climate has led to an artificial scarcity of Russian bonds, and that has the effect of driving up the demand for Russian debt securities already in circulation.

Do you expect sanctions against Russia will end in 2017, particularly given President-elect Trump’s apparent interest in reforging closer U.S./Russia relations?

It is unclear at this stage what will happen on either side of this geopolitical equation. It is certainly possible that President-elect Trump will favor a softer stance toward Russia, despite its reputation as an invader and geopolitical pariah. For its part, the European Union recently voted to extend economic sanctions against Russia, so there are some policy signals that indicate to us that sanctions will not go away soon. In any case, we expect our position may continue to benefit from what we view as Russia’s economic resilience and the scarcity of Russian debt and, if sanctions are lifted, we

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

8 Emerging Markets Income Fund

expect our position would benefit because more investors would be able to invest in this market. Having said that, another large fall in oil prices would not be good for Russia or Russian debt. Nevertheless, we remain comfortable with our position in light of the market’s expectations for oil markets to trend toward a balance of supply and demand.

What are your views on China and other Asian debt markets?

We see China as a key source of risk to the global economy for a variety of reasons. Having said that, we do own some Chinese corporate debt exposures in the fund. We also own other Asian market debt securities — primarily debt issued by Indonesia and the Philippines — but these, too, we see as bearing some risk by virtue of their vulnerability to China’s economy.

Indonesia, for example, is a relatively large and liquid market, so it tends to move in sync with Asian markets overall. The Philippines, by contrast, is a more idiosyncratically positioned growth story. The yields on hard-currency Philippine bonds have been extraordinarily low, as has their liquidity. So while some of the more dramatic political rhetoric and aggressive domestic actions of Philippine President Rodrigo Duterte led to some selling of Philippine debt during the period, Philippine bonds’ relative illiquidity partially insulated their price.

How did EM currency fluctuations affect the fund during the period?

Currency moves in emerging markets acted like an amplified version of the market story we have been discussing, including during the two periods of market pressure and the February-to-September market rally. Our currency positioning, which we expressed using forward currency contracts — agreements between two parties to buy and sell currencies at a set price on a future date — contributed to relative performance during the period. However, our overall positioning detracted from performance, primarily because we

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Emerging Markets Income Fund 9

underweighted currency exposures when EM currencies rallied, and then slightly overweighted currencies just as they headed into a period of weakness.

In some cases, volatility in foreign exchange markets was elevated because of domestic political developments. This was the case in Turkey, for example, where an attempted coup against the Turkish state in July 2016 led to the subsequent corrosion of judicial and other institutions in Turkey.

What is your outlook for EMD in the months ahead?

Looking ahead, we do see some key risks that we will watch closely. First and foremost, interest rates in the United States could rise too far, too fast, depending on the approach the U.S. Federal Reserve takes to combat inflation pressures. Higher U.S. rates — and greater dollar strength — are negative for emerging markets because higher rates undercut EM issuers’ ability to service their dollar-denominated debt. Second, we think that if President-elect Trump adopts a protectionist economic stance — which he promised to do, in various forms, during his campaign — that could also lead to weakness in EM economies and markets.

Emerging markets have benefited for years from low interest rates, which were kept artificially low for an extended period by developed market central banks. Moreover, they have benefited economically from better integration with the rest of the global economy. If these two tailwinds shift into headwinds, that, in our view, would pose serious risks to emerging-market assets.

That said, this negative scenario is not the only one we see as potentially unfolding in 2017. In our view, we think we may take a few steps in the direction of higher rates, greater dollar strength, and negative U.S. trade policy trajectories, but we also believe that in the short term there are limits for how bad things can get. For example, we see rates as having a short-term ceiling. Furthermore, we think President-elect Trump may not necessarily push forward too quickly with protectionist or trade-disrupting policies. As we get clarity over policy and rate changes in the next 12 months, we expect the balance of bear and bull scenarios will tilt one way or the other. Until then, we remain on the lookout for what we believe to be new and attractively valued opportunities that we think can thrive in the evolving rate and policy environments.

Thank you, Paul, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

10 Emerging Markets Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/16

		Annual		Annual
	Life of fund	average	3 years	average	1 year

Class A (3/27/13)
Before sales charge	0.17%	0.04%	7.33%	2.39%	6.55%

After sales charge	–3.84	–1.06	3.04	1.00	2.28

Class B (3/27/13)
Before CDSC	–2.61	–0.72	4.93	1.62	5.81

After CDSC	–5.19	–1.44	2.09	0.69	0.81

Class C (3/27/13)
Before CDSC	–2.62	–0.72	4.91	1.61	5.70

After CDSC	–2.62	–0.72	4.91	1.61	4.70

Class M (3/27/13)
Before sales charge	–0.76	–0.21	6.51	2.13	6.29

After sales charge	–3.98	–1.10	3.05	1.01	2.84

Class Y (3/27/13)
Net asset value	1.11	0.30	8.16	2.65	6.92

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Emerging Markets Income Fund 11

Comparative index returns For periods ended 11/30/16

		Annual		Annual
	Life of fund	average	3 years	average	1 year

Putnam Emerging
Markets Income
Blended Index	1.41%	0.38%	6.53%	2.13%	7.02%
(Equal Weighted)*

Lipper Emerging
Markets Hard
Currency Debt	1.13	0.22	7.09	2.24	6.87
Funds category
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, and is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

† Over the 1-year, 3-year, and life-of-fund periods ended 11/30/16, there were 265, 203, and 156 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,739 ($9,481 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $9,738, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $9,602. A $10,000 investment in the fund’s class Y shares would have been valued at $10,111.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, and is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

12 Emerging Markets Income Fund

Fund price and distribution information For the 12-month period ended 11/30/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income	$0.280		$0.228	$0.230	$0.259		$0.300

Capital gains

Long-term gains	0.056		0.056	0.056	0.056		0.056
Short-term gains	—		—	—	—		—

Total	$0.336		$0.284	$0.286	$0.315		$0.356

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/15	$8.42	$8.77	$8.40	$8.42	$8.42	$8.70	$8.41

11/30/16	8.63	8.99	8.60	8.61	8.63	8.92	8.63

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [1]	3.89%	3.74%	3.21%	3.07%	3.48%	3.36%	4.17%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	3.95	3.29	3.24	N/A	3.71	4.36

Current 30-day SEC yield
(without expense limitation) [3]	N/A	3.11	2.43	2.37	N/A	2.86	3.48

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Emerging Markets Income Fund 13

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

		Annual		Annual
	Life of fund	average	3 years	average	1 year

Class A (3/27/13)
Before sales charge	1.77%	0.47%	9.22%	2.98%	11.18%

After sales charge	–2.30	–0.62	4.85	1.59	6.74

Class B (3/27/13)
Before CDSC	–1.12	–0.30	6.66	2.17	10.28

After CDSC	–3.73	–1.01	3.77	1.24	5.28

Class C (3/27/13)
Before CDSC	–1.01	–0.27	6.88	2.24	10.42

After CDSC	–1.01	–0.27	6.88	2.24	9.42

Class M (3/27/13)
Before sales charge	0.81	0.21	8.37	2.72	10.78

After sales charge	–2.47	–0.66	4.85	1.59	7.18

Class Y (3/27/13)
Net asset value	2.75	0.72	10.06	3.25	11.44

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year
ended 11/30/15*	1.25%	2.00%	2.00%	1.50%	1.00%

Total annual operating expenses
for the fiscal year ended 11/30/15	2.40%	3.15%	3.15%	2.65%	2.15%

Annualized expense ratio for
the six-month period ended
11/30/16†	1.25%	2.00%	2.00%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/17.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

14 Emerging Markets Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/16 to 11/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$6.33	$10.11	$10.10	$7.59	$5.07

Ending value (after expenses)	$1,024.70	$1,021.10	$1,020.90	$1,023.20	$1,026.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/16, use the following calculation method. To find the value of your investment on 6/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$6.31	$10.08	$10.08	$7.57	$5.05

Ending value (after expenses)	$1,018.75	$1,015.00	$1,015.00	$1,017.50	$1,020.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Emerging Markets Income Blended Index (Equal Weighted) is equally weighted between one-third JPMorgan Emerging Markets Bond Index Global Diversified, one-third JP Morgan Corporate Emerging Markets Bond Index Diversified, and one-third JPMorgan Government Bond Index – Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings

16 Emerging Markets Income Fund

are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2016, Putnam employees had approximately $451,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Emerging Markets Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Emerging Markets Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny

Emerging Markets Income Fund 19

in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015.

These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, effective through at least March 30, 2018, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.00% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive

20 Emerging Markets Income Fund

funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess

Emerging Markets Income Fund 21

the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 27, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the third quartile of its Lipper Inc. (“Lipper”) peer group (Lipper Emerging Markets Hard Currency Debt Funds) for the one-year period ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2015, there were 243 funds in your fund’s Lipper peer group. Because your fund commenced operations on March 27, 2013, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Emerging Markets Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Income Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from March 27, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Income Fund as of November 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the years in the three-year period then ended and the period from March 27, 2013 (commencement of operations) through November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 11, 2017

24 Emerging Markets Income Fund

The fund’s portfolio 11/30/16

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (62.1%)*		amount	Value

Argentina (Republic of) unsec. notes Ser. ARS, zero %,
12/28/16 (Argentina)	ARS	13,500,000	$837,926

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$485,000	448,336

Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)		285,000	297,968

Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%,
1/1/25 (Brazil)	BRL	1,410	397,677

Chile (Republic of) sr. unsec. unsub. notes 3.125%, 1/21/26 (Chile)		$640,000	636,813

Colombia (Republic of) sr. unsec. notes Ser. B, 10.00%,
7/24/24 (Colombia)	COP	1,000,000,000	379,414

Colombia (Republic of) sr. unsec. unsub. notes 4.50%,
1/28/26 (Colombia)		$400,000	406,842

Colombia (Republic of) sr. unsec. unsub. notes 4.375%,
3/21/23 (Colombia)	COP	300,000,000	84,081

Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		$150,000	144,000

Hellenic (Republic of) sr. unsec. unsub. bonds 4.75%,
4/17/19 (Greece)	EUR	198,000	201,691

Hungary (Government of) sr. unsec. unsub. notes 6.25%,
1/29/20 (Hungary)		$100,000	109,750

Hungary (Government of) sr. unsec. unsub. notes 5.375%,
3/25/24 (Hungary)		184,000	202,170

Hungary (Government of) unsec. notes Ser. 25/B, 5.50%,
6/24/25 (Hungary)	HUF	41,580,000	165,178

Indonesia (Republic of) sr. unsec. bonds Ser. FR56, 8.375%,
9/15/26 (Indonesia)	IDR	3,500,000,000	261,690

Indonesia (Republic of) sr. unsec. bonds Ser. FR73, 8.75%,
5/15/31 (Indonesia)	IDR	3,150,000,000	241,843

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.125%,
1/15/45 (Indonesia)		$200,000	203,750

Malaysia (Government of) sr. unsec. bonds 3.492%,
3/31/20 (Malaysia)	MYR	675,000	147,785

Malaysia (Government of) sr. unsec. notes Ser. 115, 3.955%,
9/15/25 (Malaysia)	MYR	750,000	160,892

Mexico (Government of) sr. unsec. bonds Ser. M, 7.75%,
11/13/42 (Mexico)	MXN	2,985,000	151,647

Mexico (Government of) sr. unsec. bonds Ser. M, 7.75%,
5/29/31 (Mexico)	MXN	1,600,000	81,952

Mexico (Republic of) sr. unsec. unsub. bonds 4.35%,
1/15/47 (Mexico)		$425,000	353,813

Morocco (Kingdom of) 144A sr. unsec. unsub. notes 4.25%,
12/11/22 (Morocco)		200,000	202,250

Peru (Republic of) sr. unsec. unsub. bonds 8.75%, 11/21/33 (Peru)		75,000	110,594

Peru (Republic of) sr. unsec. unsub. bonds 4.125%, 8/25/27 (Peru)		50,000	52,150

Peru (Republic of) 144A sr. unsec. unsub. notes 6.90%,
8/12/37 (Peru)	PEN	125,000	37,330

Petroleos Mexicanos 144A GDN company guaranty sr. unsec.
unsub. notes 7.65%, 11/24/21 (Mexico)	MXN	11,000	49,046

Philippine (Republic of) sr. unsec. unsub. bonds 3.95%,
1/20/40 (Philippines)		$200,000	202,000

Emerging Markets Income Fund 25

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (62.1%)* cont.		amount	Value

Poland (Republic of) sr. unsec. unsub. notes 5.00%,
3/23/22 (Poland)		$305,000	$333,491

Poland (Republic of) unsec. bonds 5.25%, 10/25/20 (Poland)	PLN	500,000	130,729

Poland (Republic of) unsec. bonds Ser. 726, 2.50%,
7/25/26 (Poland)	PLN	730,000	157,710

Romania (Government of) unsec. notes Ser. 10YR, 5.95%,
6/11/21 (Romania)	RON	610,000	165,214

Russia (Federation of) sr. unsec. unsub. notes Ser. REGS, 4.875%,
9/16/23 (Russia)		$400,000	421,000

Russia (Federation of) unsec. bonds 8.15%, 2/3/27 (Russia)	RUB	33,395,000	503,269

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		$200,000	211,500

South Africa (Republic of) unsec. bonds Ser. 2023, 7.75%, 2/28/23
(South Africa)	ZAR	2,000,000	135,657

South Africa (Republic of) unsec. bonds Ser. 2032, 8.25%, 3/31/32
(South Africa)	ZAR	1,515,000	96,242

South Africa (Republic of) unsec. bonds Ser. R186, 10.50%,
12/21/26 (South Africa)	ZAR	1,400,000	108,786

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		$200,000	200,398

Turkey (Republic of) sr. unsec. notes 7.375%, 2/5/25 (Turkey)		125,000	137,419

Turkey (Republic of) sr. unsec. notes 6.00%, 1/14/41 (Turkey)		400,000	368,000

Turkey (Republic of) unsec. bonds 9.00%, 3/8/17 (Turkey)	TRY	800,000	232,413

Turkey (Republic of) unsec. bonds 6.625%, 2/17/45 (Turkey)		$200,000	197,597

Turkey (Republic of) unsec. notes 8.80%, 9/27/23 (Turkey)	TRY	510,000	134,339

Ukraine (Government of) 144A unsec. FRN Ser. GDP, zero %,
5/31/40 (Ukraine)		$60,000	17,568

Venezuela (Republic of) sr. unsec. unsub. notes 12.75%,
8/23/22 (Venezuela)		150,000	87,000

Vietnam (Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)		200,000	199,134

Total foreign government and agency bonds and notes (cost $11,853,593)			$10,406,054

	Principal
CORPORATE BONDS AND NOTES (36.1%)*	amount	Value

Banking (9.7%)

Banco de Credito del Peru/Panama 144A unsec. sub. FRN 6.875%,
9/16/26 (Peru)	$50,000	$55,000

Banco de Credito del Peru/Panama 144A unsec. sub. FRN 6.125%,
4/24/27 (Peru)	200,000	213,500

Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRB 9.25%,
perpetual maturity (Brazil)	200,000	189,000

Banco Nacional de Costa Rica 144A sr. unsec. unsub. notes 4.875%,
11/1/18 (Costa Rica)	200,000	202,200

Caixa Economica Federal 144A sr. unsec. unsub. notes 4.25%,
5/13/19 (Brazil)	150,000	148,688

State Bank of India/London 144A sr. unsec. unsub. notes 4.125%,
8/1/17 (India)	200,000	202,646

Turkiye Garanti Bankasi AS 144A sr. unsec. unsub. notes 5.25%,
9/13/22 (Turkey)	200,000	191,522

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	418,000

		1,620,556

26 Emerging Markets Income Fund

		Principal
CORPORATE BONDS AND NOTES (36.1%)* cont.		amount	Value

Basic materials (6.2%)

Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)		$200,000	$197,000

Corp Nacional del Cobre de Chile 144A sr. unsec. unsub. notes
3.75%, 11/4/20 (Chile)		325,000	333,503

Fibria Overseas Finance, Ltd. company guaranty sr. unsec. sub.
notes 5.25%, 5/12/24 (Brazil)		150,000	147,180

Indo Energy Finance II BV 144A company guaranty sr. notes
6.375%, 1/24/23 (Indonesia)		200,000	152,134

Mexichem SAB de CV 144A company guaranty sr. unsec. notes
4.875%, 9/19/22 (Mexico)		200,000	202,500

			1,032,317

Capital goods (0.7%)

Embraer Overseas, Ltd 144A company guaranty sr. unsec. notes
5.696%, 9/16/23 (Brazil)		111,000	115,718

			115,718

Communication services (1.0%)

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)		200,000	167,500

			167,500

Consumer cyclicals (0.6%)

Hutchison Whampoa International 14, Ltd. 144A company
guaranty unsec. sub. FRB 6.00%, perpetual maturity
(Cayman Islands)		100,000	101,000

			101,000

Consumer staples (1.2%)

Cencoused SA 144A company guaranty sr. unsec. unsub. notes
4.875%, 1/20/23 (Chile)		200,000	201,130

			201,130

Government (1.3%)

Inter-American Development Bank sr. unsec. unsub. bonds
Ser. gMTN, 7.20%, 1/22/18 (Supra-Nation)	IDR	3,160,000,000	227,082

			227,082

Oil and gas (12.3%)

KazMunayGas National Co., JSC 144A sr. unsec. unsub. notes
6.375%, 4/9/21 (Kazakhstan)		$200,000	212,178

Nexen Energy ULC company guaranty sr. unsec. unsub. notes
6.40%, 5/15/37 (Canada)		100,000	118,801

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)		10,000	10,730

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)		90,000	96,525

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)		695,000	668,938

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.375%, 1/27/21 (Brazil)		200,000	194,700

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 4.875%, 3/17/20 (Brazil)		90,000	88,038

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)		50,000	17,598

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)		35,000	12,870

Emerging Markets Income Fund 27

	Principal
CORPORATE BONDS AND NOTES (36.1%)* cont.	amount	Value

Oil and gas cont.

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	$520,000	$527,516

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. unsub.
notes 9.75%, 8/14/19 (Trinidad)	100,000	108,001

		2,055,895

Real estate (1.2%)

Country Garden Holdings Co., Ltd. 144A company guaranty sr.
unsec. unsub. notes 7.50%, 1/10/23 (China)	200,000	210,386

		210,386

Transportation (0.6%)

DP World Sukuk, Ltd. 144A unsec. bonds 6.25%, 7/2/17 (United
Arab Emirates)	100,000	102,436

		102,436

Utilities and power (1.3%)

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6.875%, 7/30/19 (Brazil)	100,000	104,875

Engie Energia Chile SA 144A sr. unsec. unsub. notes 5.625%,
1/15/21 (Chile)	100,000	107,451

		212,326

Total corporate bonds and notes (cost $6,205,113)		$6,046,346

SHORT-TERM INVESTMENTS (1.0%)*	Principal amount	Value

U.S. Treasury Bills 0.447%, 2/16/17 #	$16,000	$15,985

U.S. Treasury Bills 0.286%, 12/8/16	150,000	149,996

Total short-term investments (cost $165,977)		$165,981

TOTAL INVESTMENTS

Total investments (cost $18,224,683)		$16,618,381

Key to holding’s currency abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
RON	Romanian leu
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

28 Emerging Markets Income Fund

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDN	Global Depository Notes: represents ownership of foreign securities on deposit with a custodian bank
JSC	Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through November 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $16,753,452.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,363,806 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Brazil	14.9%	Morocco	1.2%

Mexico	9.4	Costa Rica	1.2

Russia	9.3	Philippines	1.2

Argentina	7.7	Greece	1.2

Chile	7.7	Sri Lanka	1.2

Turkey	7.6	Vietnam	1.2

Colombia	5.2	Jamaica	1.0

Indonesia	5.2	United States	1.0

Poland	3.7	Romania	1.0

Hungary	2.9	Dominican Republic	0.9

Peru	2.8	Canada	0.7

South Africa	2.1	Venezuela	0.7

Malaysia	1.9	Trinidad	0.6

Supra-Nation	1.4	United Arab Emirates	0.6

Kazakhstan	1.3	Cayman Islands	0.6

China	1.3	Ukraine	0.1

India	1.2	Total	100.0%

Emerging Markets Income Fund 29

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $6,989,950)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Chinese Yuan (Offshore)	Sell	2/16/17	$361,175	$363,169	$1,994

	Euro	Sell	12/21/16	102,166	107,797	5,631

	Hong Kong Dollar	Sell	2/16/17	678,263	678,646	383

Citibank, N.A.
	Brazilian Real	Buy	1/3/17	532,213	544,505	(12,292)

	Chinese Yuan (Offshore)	Sell	2/16/17	192,073	194,189	2,116

	Malaysian Ringgit	Buy	2/16/17	87,032	108,770	(21,738)

	Mexican Peso	Buy	1/18/17	643,682	699,790	(56,108)

	South African Rand	Buy	1/18/17	38,114	39,035	(921)

Goldman Sachs International
	New Taiwan Dollar	Sell	2/16/17	194,382	194,086	(296)

	Russian Ruble	Buy	12/21/16	187,538	195,720	(8,182)

	South Korean Won	Sell	2/16/17	192,899	192,771	(128)

JPMorgan Chase Bank N. A.
	Chinese Yuan (Offshore)	Sell	2/16/17	169,087	168,986	(101)

	Euro	Sell	12/21/16	106,197	112,019	5,822

	New Taiwan Dollar	Sell	2/16/17	194,379	192,914	(1,465)

	Russian Ruble	Sell	12/21/16	107,984	124,061	16,077

	South Korean Won	Sell	2/16/17	193,728	194,447	719

State Street Bank and Trust Co.
	Colombian Peso	Sell	1/18/17	475,527	494,391	18,864

	Hungarian Forint	Sell	12/21/16	176,172	186,595	10,423

	Indonesian Rupiah	Buy	2/16/17	134,286	139,218	(4,932)

	Peruvian New Sol	Sell	1/18/17	31,342	31,411	69

	Polish Zloty	Buy	12/21/16	206,919	235,540	(28,621)

	Romanian Leu	Sell	12/21/16	173,487	184,609	11,122

	Russian Ruble	Buy	12/21/16	265,717	256,392	9,325

	Russian Ruble	Sell	12/21/16	265,717	269,751	4,034

	Turkish Lira	Buy	12/21/16	525,801	598,052	(72,251)

	Turkish Lira	Sell	12/21/16	462,712	483,086	20,374

Total						$(100,082)

FUTURES CONTRACTS OUTSTANDING at 11/30/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra 30 yr (Long)	1	$161,406	Mar-17	$(168)

U.S. Treasury Bond Ultra 30 yr (Short)	5	807,031	Mar-17	928

U.S. Treasury Note 2 yr (Long)	4	867,250	Mar-17	180

U.S. Treasury Note 5 yr (Long)	4	471,375	Mar-17	55

U.S. Treasury Note 10 yr (Long)	4	498,063	Mar-17	(133)

U.S. Treasury Note 10 yr (Short)	2	249,031	Mar-17	59

Total				$921

30 Emerging Markets Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$6,046,346	$—

Foreign government and agency bonds and notes	—	10,406,054	—

Short-term investments	—	165,981	—

Totals by level	$—	$16,618,381	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(100,082)	$—

Futures contracts	921	—	—

Totals by level	$921	$(100,082)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund 31

Statement of assets and liabilities 11/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $18,224,683)	$16,618,381

Interest and other receivables	247,901

Receivable for shares of the fund sold	9,963

Receivable for investments sold	207,385

Receivable from Manager (Note 2)	13,716

Receivable for variation margin (Note 1)	10,047

Unrealized appreciation on forward currency contracts (Note 1)	106,953

Prepaid assets	12,829

Total assets	17,227,175

LIABILITIES

Payable to custodian	169,815

Payable for custodian fees (Note 2)	8,624

Payable for investor servicing fees (Note 2)	4,889

Payable for Trustee compensation and expenses (Note 2)	792

Payable for administrative services (Note 2)	69

Payable for distribution fees (Note 2)	7,218

Payable for auditing and tax fees	57,612

Payable for variation margin (Note 1)	5,171

Unrealized depreciation on forward currency contracts (Note 1)	207,035

Other accrued expenses	12,498

Total liabilities	473,723

Net assets	$16,753,452

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$18,371,789

Undistributed net investment income (Note 1)	129,017

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(37,897)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,709,457)

Total — Representing net assets applicable to capital shares outstanding	$16,753,452

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($11,443,860 divided by 1,326,225 shares)	$8.63

Offering price per class A share (100/96.00 of $8.63)*	$8.99

Net asset value and offering price per class B share ($170,900 divided by 19,866 shares)**	$8.60

Net asset value and offering price per class C share ($1,508,794 divided by 175,152 shares)**	$8.61

Net asset value and redemption price per class M share ($23,267 divided by 2,695 shares)	$8.63

Offering price per class M share (100/96.75 of $8.63)†	$8.92

Net asset value, offering price and redemption price per class Y share
($3,606,631 divided by 418,033 shares)	$8.63

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

32 Emerging Markets Income Fund

Statement of operations Year ended 11/30/16

INVESTMENT INCOME

Interest (net of foreign tax of $10,895) (including interest income of $4,169 from investments
in affiliated issuers) (Note 5)	$974,733

Total investment income	974,733

EXPENSES

Compensation of Manager (Note 2)	115,157

Investor servicing fees (Note 2)	24,380

Custodian fees (Note 2)	14,001

Trustee compensation and expenses (Note 2)	927

Distribution fees (Note 2)	43,800

Administrative services (Note 2)	432

Reports to shareholders	19,213

Auditing and tax fees	69,463

Blue sky expense	60,459

Other	3,680

Fees waived and reimbursed by Manager (Note 2)	(148,495)

Total expenses	203,017

Expense reduction (Note 2)	(67)

Net expenses	202,950

Net investment income	771,783

Net realized loss on investments (Notes 1 and 3)	(363,534)

Net realized loss on futures contracts (Note 1)	(8,325)

Net realized gain on foreign currency transactions (Note 1)	223,897

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(112,068)

Net unrealized appreciation of investments and futures contracts during the year	265,926

Net gain on investments	5,896

Net increase in net assets resulting from operations	$777,679

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund 33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/16	Year ended 11/30/15

Operations
Net investment income	$771,783	$545,190

Net realized loss on investments
and foreign currency transactions	(147,962)	(190,518)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	153,858	(973,560)

Net increase (decrease) in net assets resulting
from operations	777,679	(618,888)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(363,340)	(288,974)

Class B	(3,008)	(2,202)

Class C	(45,800)	(5,548)

Class M	(848)	(773)

Class Y	(112,795)	(84,762)

Net realized short-term gain on investments

Class A	—	(15,129)

Class B	—	(153)

Class C	—	(393)

Class M	—	(44)

Class Y	—	(4,103)

From return of capital
Class A	—	(44,038)

Class B	—	(336)

Class C	—	(845)

Class M	—	(118)

Class Y	—	(12,917)

From net realized long-term gain on investments
Class A	(63,114)	(34,689)

Class B	(642)	(293)

Class C	(1,832)	(677)

Class M	(187)	(102)

Class Y	(17,267)	(9,427)

Increase from capital share transactions (Note 4)	4,140,861	496,227

Total increase (decrease) in net assets	4,309,707	(628,184)

NET ASSETS

Beginning of year	12,443,745	13,071,929

End of year (including undistributed net investment income
of $129,017 and accumulated net investment loss of $14,923,
respectively)	$16,753,452	$12,443,745

The accompanying notes are an integral part of these financial statements.

34 Emerging Markets Income Fund

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Emerging Markets Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	of capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A

November 30, 2016	$8.42	.43	.12	.55	(.28)	(.06)	—	(.34)	$8.63	6.55	$11,444	1.25	4.88	48

November 30, 2015	9.18	.37	(.78)	(.41)	(.26)	(.05)	(.04)	(.35)	8.42	(4.56)	9,458	1.25	4.29	18

November 30, 2014	9.10	.41	.09	.50	(.41)	—	(.01)	(.42)	9.18	5.55	9,988	1.25	4.38	23

November 30, 2013†	10.00	.28	(.95)	(.67)	(.17)	—	(.06)	(.23)	9.10	(6.68)*	9,521	.85*	2.98 *	5*

Class B

November 30, 2016	$8.40	.36	.13	.49	(.23)	(.06)	—	(.29)	$8.60	5.81	$171	2.00	4.14	48

November 30, 2015	9.17	.31	(.80)	(.49)	(.20)	(.05)	(.03)	(.28)	8.40	(5.37)	95	2.00	3.58	18

November 30, 2014	9.09	.32	.11	.43	(.35)	—	—[e]	(.35)	9.17	4.79	71	2.00	3.46	23

November 30, 2013†	10.00	.24	(.96)	(.72)	(.14)	—	(.05)	(.19)	9.09	(7.19)*	19	1.36*	2.57*	5*

Class C

November 30, 2016	$8.42	.37	.11	.48	(.23)	(.06)	—	(.29)	$8.61	5.70	$1,509	2.00	4.16	48

November 30, 2015	9.18	.31	(.78)	(.47)	(.21)	(.05)	(.03)	(.29)	8.42	(5.24)	279	2.00	3.60	18

November 30, 2014	9.10	.33	.09	.42	(.34)	—	—[e]	(.34)	9.18	4.74	202	2.00	3.59	23

November 30, 2013†	10.00	.24	(.96)	(.72)	(.13)	—	(.05)	(.18)	9.10	(7.18)*	157	1.36*	2.56*	5*

Class M

November 30, 2016	$8.42	.40	.13	.53	(.26)	(.06)	—	(.32)	$8.63	6.29	$23	1.50	4.63	48

November 30, 2015	9.18	.35	(.78)	(.43)	(.24)	(.05)	(.04)	(.33)	8.42	(4.82)	28	1.50	4.04	18

November 30, 2014	9.10	.39	.09	.48	(.39)	—	(.01)	(.40)	9.18	5.29	29	1.50	4.15	23

November 30, 2013†	10.00	.27	(.95)	(.68)	(.16)	—	(.06)	(.22)	9.10	(6.83)*	20	1.02*	2.87*	5*

Class Y

November 30, 2016	$8.41	.45	.13	.58	(.30)	(.06)	—	(.36)	$8.63	6.92	$3,607	1.00	5.12	48

November 30, 2015	9.18	.39	(.79)	(.40)	(.28)	(.05)	(.04)	(.37)	8.41	(4.40)	2,584	1.00	4.54	18

November 30, 2014	9.10	.42	.11	.53	(.44)	—	(.01)	(.45)	9.18	5.82	2,782	1.00	4.51	23

November 30, 2013†	10.00	.31	(.96)	(.65)	(.18)	—	(.07)	(.25)	9.10	(6.52)*	707	.68*	3.35*	5*

* Not annualized.

† For the period March 27, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

November 30, 2016	0.93%

November 30, 2015	1.15

November 30, 2014	1.55

November 30, 2013	1.51

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36 Emerging Markets Income Fund	Emerging Markets Income Fund 37

Notes to financial statements 11/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through November 30, 2016.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JPMorgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on its evaluation of their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments (sometimes referred to as “junk bonds”). When deciding whether to buy or sell investments, Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions. Putnam Management may also consider the fundamental characteristics of the particular countries in which the fund invests as well as its views on the currencies of those countries when making investment decisions. The fund invests in currencies directly and through derivatives, for both hedging and non-hedging purposes. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

38 Emerging Markets Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and

Emerging Markets Income Fund 39

losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $129,142 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $149,985 and may include amounts related to unsettled agreements.

40 Emerging Markets Income Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

N/A	$48,407	$48,407

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses and from dirty priced bonds. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $102,052 to decrease undistributed net investment income and $102,052 to decrease accumulated net realized loss.

Emerging Markets Income Fund 41

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$210,109

Unrealized depreciation	(1,833,219)

Net unrealized depreciation	(1,623,110)

Undistributed ordinary income	62,598

Capital loss carryforward	(48,407)

Cost for federal income tax purposes	$18,224,683

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.724% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $12,327 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $136,168 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution

42 Emerging Markets Income Fund

plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$16,984	Class M	44

Class B	172	Class Y	4,895

Class C	2,285	Total	$24,380

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $67 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $15, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$27,671	Class M	144

Class B	1,110	Total	$43,800

Class C	14,875

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $790 and no monies from the sale of class A and class M shares, respectively, and received no monies and $77 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Emerging Markets Income Fund 43

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, (Long-term)	$10,826,007	$6,776,335

U.S. government securities (Long-term)	—	—

Total	$10,826,007	$6,776,335

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class A	Shares	Amount	Shares	Amount

Shares sold	396,664	$3,534,207	65,753	$572,829

Shares issued in connection with
reinvestment of distributions	7,094	62,474	3,828	32,934

	403,758	3,596,681	69,581	605,763

Shares repurchased	(201,376)	(1,781,443)	(34,031)	(290,037)

Net increase	202,382	$1,815,238	35,550	$315,726

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class B	Shares	Amount	Shares	Amount

Shares sold	10,067	$90,529	6,498	$57,383

Shares issued in connection with
reinvestment of distributions	301	2,604	238	2,049

	10,368	93,133	6,736	59,432

Shares repurchased	(1,857)	(15,784)	(3,110)	(27,429)

Net increase	8,511	$77,349	3,626	$32,003

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class C	Shares	Amount	Shares	Amount

Shares sold	248,195	$2,166,832	15,312	$132,903

Shares issued in connection with
reinvestment of distributions	5,367	47,618	867	7,463

	253,562	2,214,450	16,179	140,366

Shares repurchased	(111,539)	(963,420)	(5,095)	(44,381)

Net increase	142,023	$1,251,030	11,084	$95,985

44 Emerging Markets Income Fund

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$10

Shares issued in connection with
reinvestment of distributions	120	1,035	120	1,037

	120	1,035	120	1,047

Shares repurchased	(731)	(6,343)	—	—

Net increase (decrease)	(611)	$(5,308)	120	$1,047

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	235,934	$2,111,454	129,113	$1,142,183

Shares issued in connection with
reinvestment of distributions	5,778	50,779	3,451	29,807

	241,712	2,162,233	132,564	1,171,990

Shares repurchased	(130,868)	(1,159,681)	(128,499)	(1,120,524)

Net increase	110,844	$1,002,552	4,065	$51,466

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	1,013,527	76.4%	$8,746,738

Class M	1,133	42.0	9,778

At the close of the reporting period a shareholder of record owned 6.6% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$498,196	$9,006,483	$9,504,679	$4,169	$—

Totals	$498,196	$9,006,483	$9,504,679	$4,169	$—

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Emerging Markets Income Fund 45

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20

Forward currency contracts (contract amount)	$8,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$106,953	Payables	$207,035

Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,222*	Unrealized depreciation	301*

Total		$108,175		$207,336

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$217,053	$217,053

Interest rate contracts	(8,325)	—	$(8,325)

Total	$(8,325)	$217,053	$208,728

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$(109,807)	$(109,807)

Interest rate contracts	3,045	—	$3,045

Total	$3,045	$(109,807)	$(106,762)

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

46 Emerging Markets Income Fund

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total

Assets
Futures contracts§	$—	$—	$—	$—	$10,047	$—	$10,047

Forward currency contracts #	8,008	2,116	—	22,618	—	74,211	106,953

Total Assets	$8,008	$2,116	$—	$22,618	$10,047	$74,211	$117,000

Liabilities

Futures contracts§	—	—	—	—	5,171	—	5,171

Forward currency contracts #	—	91,059	8,606	1,566	—	105,804	207,035

Total Liabilities	$—	$91,059	$8,606	$1,566	$5,171	$105,804	$212,206

Total Financial and	$8,008	$(88,943)	$(8,606)	$21,052	$4,876	$(31,593)	$(95,206)
Derivative Net Assets

Total collateral	$—	$(88,943)	$—	$—	$—	$—
received (pledged)†##

Net amount	$8,008	$—	$(8,606)	$21,052	$4,876	$(31,593)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Emerging Markets Income Fund 47

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $954,694, or $0.49 per share (for all classes of shares). Taxes paid to foreign countries were $10,895, or less than $0.01 per share (for all classes of shares).

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

48 Emerging Markets Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Emerging Markets Income Fund 49

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50 Emerging Markets Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Emerging Markets Income Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Emerging Markets Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Independent Registered		Vice President, Director of
Public Accounting Firm	Robert T. Burns	Proxy Voting and Corporate
KPMG LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2016	$64,059	$ —	$5,250	$ —
November 30, 2015	$61,708	$ —	$5,100	$ —

For the fiscal years ended November 30, 2016 and November 30, 2015, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,250 and $5,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2016	$ —	$ —	$ —	$ —

November 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2017